Washington Federal, Inc.
Fact Sheet
September 30, 2015
($ in Thousands)

Exhibit 99.2
	3/15 QTR		6/15 QTR		9/15 QTR

Loan Loss Reserve - Total	$110,221		$107,977		$109,914
General and Specific Allowance	$108,323		$105,611		$106,829
Commitments Reserve	1,898		2,366		3,085
Allowance as a % of Gross Loans	1.22%		1.17%		1.13%

Regulatory Capital Ratios
Common equity tier 1 risk-based	1,641,962	19.97%	1,630,586	19.35%	1,652,569	18.73%
Tier 1 risk-based	1,641,962	19.97%	1,630,586	19.35%	1,652,569	18.73%
Total risk-based (excludes holding co.)	1,745,636	21.23%	1,736,830	20.61%	1,763,171	19.98%
Tier 1 leverage (excludes holding co.)	1,641,962	11.52%	1,630,586	11.49%	1,652,569	11.66%

	3/15 QTR	3/15 YTD	6/15 QTR	6/15 YTD	9/15 QTR	9/15 YTD
Loan Originations - Total	$691,472	$1,270,460	$752,787	$2,023,247	$1,080,268	$3,103,515
Single-Family Residential	130,636	297,935	196,613	494,548	211,193	$705,741
Construction - Speculative	49,051	99,209	72,466	171,675	91,857	$263,532
Construction - Custom	67,410	155,808	92,120	247,928	117,292	$365,220
Land - Acquisition & Development	29,573	46,140	10,901	57,041	21,777	$78,818
Land - Consumer Lot Loans	2,132	4,736	7,880	12,616	8,806	$21,422
Multi-Family	73,918	136,199	123,886	260,085	89,357	$349,442
Commercial Real Estate	202,498	262,338	108,226	370,564	230,046	$600,610
Commercial & Industrial	119,812	234,599	121,632	356,231	286,078	$642,309
HELOC	16,077	32,347	18,622	50,969	23,486	$74,455
Consumer	365	1,149	441	1,590	376	$1,966

Purchased Loans (including acquisitions)	$100,001	$146,832	$36,574	$183,406	$96,530	$279,936

Net Loan Fee and Discount Accretion	$7,071	$14,792	$6,161	$20,953	$8,783	$29,736

Washington Federal, Inc.
Fact Sheet
September 30, 2015
($ in Thousands)

	3/15 QTR	3/15 YTD	6/15 QTR	6/15 YTD	9/15 QTR	9/15 YTD
Repayments
Loans	$596,801	$1,113,727	$651,123	$1,764,850	$692,418	$2,457,268
MBS	114,836	216,330	126,951	343,281	115,910	459,191

MBS Premium Amortization	$2,704	$5,101	$3,298	$8,399	$3,644	$12,043

Efficiency
Operating Expenses/Average Assets	1.58%	1.52%	1.57%	1.54%	1.58%	1.55%
Efficiency Ratio	49.97	49.90	50.47	50.09	47.98	49.54
Amortization of Intangibles	$982	$2,006	$794	$2,800	$751	$3,551

EOP Numbers
Shares Issued and Outstanding	95,088,294		93,982,148		92,936,395

Share repurchase information
Remaining shares auth. for repurchase	1,426,269	1,426,269	5,254,607	5,254,607	4,201,230	4,201,230
Shares repurchased	2,500,018	3,616,165	1,171,662	4,787,827	1,053,377	5,841,204
Average share repurchase price	$21.21	$21.39	$21.93	$21.52	$22.48	$21.70

Washington Federal, Inc.
Fact Sheet
September 30, 2015
($ in Thousands)

Tangible Common Book Value	3/15 QTR	6/15 QTR	9/15 QTR
$ Amount	$1,667,237	$1,659,012	$1,656,321
Per Share	17.53	17.65	17.82

# of Employees	1,865	1,839	1,838
Tax Rate - Going Forward	35.75%	35.75%	35.75%

Investments
Available-for-sale:
Agency MBS	$1,567,607	$1,436,457	$1,263,205
Other	1,189,299	1,187,917	1,117,358
	$2,756,906	$2,624,374	$2,380,563
Held-to-maturity:
Agency MBS	$1,479,781	$1,586,514	$1,643,216
Other	—	—	—
	$1,479,781	$1,586,514	$1,643,216

Washington Federal, Inc.
Fact Sheet
September 30, 2015
($ in Thousands)

	AS OF 3/31/15		AS OF 6/30/15		AS OF 9/30/15
Gross Loan Portfolio by Category (a)	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,546,402	61.5%	$5,568,929	60.1%	$5,670,960	58.2%
Construction - Speculative	163,657	1.8	181,668	2.0	200,509	2.1
Construction - Custom	370,693	4.1	375,425	4.1	396,307	4.1
Land - Acquisition & Development	107,181	1.2	90,252	1.0	96,679	1.0
Land - Consumer Lot Loans	104,558	1.2	105,463	1.1	106,815	1.1
Multi-Family	1,012,915	11.2	1,093,374	11.8	1,129,045	11.6
Commercial Real Estate	885,177	9.8	981,824	10.6	1,152,652	11.8
Commercial & Industrial	466,208	5.2	512,973	5.5	657,222	6.7
HELOC	136,439	1.5	137,837	1.5	139,692	1.4
Consumer	221,525	2.5	208,956	2.3	197,481	2.0
	9,014,755	100.0%	9,256,701	100.0%	9,747,362	100.0%
Less:
ALL	108,323		105,611		106,829
Loans in Process	426,836		438,941		476,777
Discount on Acquired Loans	20,845		16,716		14,713
Deferred Net Origination Fees	37,763		49,824		51,305
Sub-Total	593,767		611,092		649,624
	$8,420,988		$8,645,609		$9,097,738

Net Loan Portfolio by Category (a)	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,464,292	64.9%	$5,482,853	63.4%	$5,588,491	61.4%
Construction - Speculative	99,261	1.2	110,800	1.3	122,386	1.3
Construction - Custom	199,257	2.4	201,908	2.3	202,616	2.2
Land - Acquisition & Development	84,922	1.0	69,342	0.8	70,564	0.8
Land - Consumer Lot Loans	100,789	1.2	101,655	1.2	103,076	1.1
Multi-Family	934,864	11.1	1,006,301	11.6	1,059,406	11.6
Commercial Real Estate	748,850	8.9	848,173	9.8	994,865	10.9
Commercial & Industrial	438,047	5.2	484,930	5.6	625,792	6.9
HELOC	133,662	1.6	135,102	1.6	137,225	1.5
Consumer	217,044	2.6	204,545	2.4	193,316	2.1
	$8,420,988	100.0%	$8,645,609	100.0%	$9,097,738	100.0%
(a) Excludes covered loans

Washington Federal, Inc.
Fact Sheet
September 30, 2015
($ in Thousands)

	AS OF 3/31/15			AS OF 6/30/15			AS OF 9/30/15
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
WA	$5,028,312	47.0%	81	$4,992,642	47.2%	82	$5,031,982	47.3%	83
ID	797,117	7.5	26	773,269	7.3	26	788,271	7.4	26
OR	1,991,272	18.6	49	1,977,131	18.7	48	2,002,606	18.8	48
UT	299,222	2.8	10	295,548	2.8	10	291,260	2.7	10
NV	349,807	3.3	11	350,109	3.3	11	347,127	3.3	11
TX	89,890	0.8	5	91,759	0.9	5	89,564	0.8	5
AZ	1,244,294	11.6	36	1,222,910	11.6	35	1,213,401	11.4	35
NM	892,711	8.3	29	875,017	8.3	28	867,492	8.2	28
Total	$10,692,625	100.0%	247	$10,578,385	100.0%	245	$10,631,703	100.0%	246

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$922,589	8.6%		$933,645	8.8%		$976,250	9.2%
NOW (interest)	1,574,294	14.7		1,556,136	14.7		1,579,516	14.9
Savings (passbook/stmt)	663,863	6.2		671,426	6.3		700,793	6.6
Money Market	2,547,050	23.8		2,535,329	24.0		2,564,319	24.1
CD's	4,984,829	46.6		4,881,849	46.1		4,810,825	45.2
Total	$10,692,625	100.0%		$10,578,385	100.0%		$10,631,703	100.0%

Deposits greater than $250,000 - EOP	$1,998,536			$1,999,908			$2,096,690

Washington Federal, Inc.
Fact Sheet
September 30, 2015
($ in Thousands)

	AS OF 3/31/15		AS OF 6/30/15		AS OF 9/30/15
Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Single-Family Residential	$60,781	79.0%	$56,638	86.7%	$59,074	87.1%
Construction - Speculative	1,152	1.5	762	1.2	754	1.1
Construction - Custom	—	—	355	0.5	732	1.1
Land - Acquisition & Development	—	—	—	—	—	—
Land - Consumer Lot Loans	2,458	3.2	1,308	2.0	1,273	1.9
Multi-Family	—	—	786	1.2	2,558	3.8
Commercial Real Estate	5,735	7.5	2,852	4.4	2,176	3.2
Commercial & Industrial	5,018	6.5	1,205	1.8	—	—
HELOC	1,175	1.5	889	1.4	563	0.8
Consumer	576	0.7	513	0.8	680	1.0
Total non-accrual loans	76,895	100.0%	65,308	100.0%	67,810	100.0%
Total REO	72,239		59,239		57,191
Total REHI	4,068		4,336		3,576
Total non-performing assets	$153,202	(b)	$128,883	(b)	$128,577	(b)
(b) Includes $10 million from former Horizon Bank

Total non-performing loans	0.91%		0.76%		0.75%
Total non-performing assets	1.05%		0.90%		0.88%
As a % of total assets

Washington Federal, Inc.
Fact Sheet
September 30, 2015
($ in Thousands)

	3/15 QTR		6/15 QTR		9/15 QTR
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$290,950	85.6	$275,428	85.7	$259,460	85.7
Construction - Speculative	6,408	1.9	6,370	2.0	4,989	1.6
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	4,179	1.2	3,536	1.1	2,486	0.8
Land - Consumer Lot Loans	12,501	3.7	11,539	3.6	11,289	3.7
Multi-Family	3,862	1.1	3,843	1.2	3,823	1.3
Commercial Real Estate	20,673	6.1	19,251	6.0	19,124	6.3
Commercial & Industrial	—	—	—	—	—	—
HELOC	1,394	0.4	1,394	0.4	1,443	0.5
Consumer	122	—	120	—	99	—
Total restructured loans	$340,089	100.0%	$321,481	100.0%	$302,713	100.0%

Restructured loans were as follows:
Performing	$327,386	96.3%	$308,355	95.9%	$289,587	95.7%
Non-performing (c)	12,703	3.7	13,126	4.1	13,126	4.3
Total restructured loans	$340,089	100.0%	$321,481	100.0%	$302,713	100.0%
(c) Included in "Total non-accrual loans" above

Washington Federal, Inc.
Fact Sheet
September 30, 2015
($ in Thousands)

	3/15 QTR		6/15 QTR		9/15 QTR
	AMOUNT	CO % (d)	AMOUNT	CO % (d)	AMOUNT	CO % (d)
Net Charge-offs (Recoveries) by Category
Single-Family Residential	$(2,713)	(0.20)%	$(2,181)	(0.16)%	$(2,128)	(0.15)%
Construction - Speculative	(75)	(0.18)	—	—	(45)	(0.09)
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	(204)	(0.76)	(1)	—	(1)	—
Land - Consumer Lot Loans	17	0.07	89	0.34	96	0.36
Multi-Family	—	—	—	—	—	—
Commercial Real Estate	(453)	(0.20)	1,361	0.55	68	0.02
Commercial & Industrial	338	0.29	1,210	0.94	468	0.28
HELOC	—	—	25	0.07	39	0.11
Consumer	(33)	(0.06)	(192)	(0.37)	(215)	(0.44)
Total net charge-offs	$(3,123)	(0.14)%	$313	0.01%	$(1,718)	(0.07)%
(d) Annualized Net Charge-offs divided by Gross Balance

SOP 03-3 Acquired Loans
Accretable Yield	$91,290		$83,640		$76,917
Non-Accretable Yield	167,603		167,603		167,603
Total Contractual Payments	$258,893		$251,243		$244,520

Interest Rate Risk
One Year GAP		(10.3)%		(13.2)%		(13.4)%
NPV post 200 bps shock (e)		16.50%		16.53%		15.91%
Change in NII after 200 bps shock (e)		(1.1)%		(2.2)%		(2.2)%
(e) Assumes no balance sheet management

CD's Repricing	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$612,836	0.60%	$621,694	0.45%	$897,917	0.49%
From 4 to 6 months	883,166	0.50%	913,269	0.50%	977,012	0.54%
From 7 to 9 months	708,921	0.58%	620,542	0.61%	444,042	0.68%
From 10 to 12 months	745,590	0.47%	678,536	0.56%	497,525	0.86%

Washington Federal, Inc.
Fact Sheet
September 30, 2015
($ in Thousands)

Historical CPR Rates (f)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

9/30/2013	21.4%	15.9%
12/31/2013	13.5%	8.7%
3/31/2014	10.1%	8.5%
6/30/2014	13.8%	10.6%
9/30/2014	14.6%	13.4%
12/31/2014	15.9%	12.1%
3/31/2015	16.4%	13.9%
6/30/2015	18.7%	15.9%
9/30/2015	17.8%	14.5%

(f) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period. Also, the comparison is not precise in that Washington Federal is a portfolio lender and not required to follow GSE servicing rules/regulations.

Washington Federal, Inc.
Fact Sheet
September 30, 2015
Average Balance Sheet
($ in Thousands)

	Quarters Ended
	March 31, 2015			June 30, 2015			September 30, 2015
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans and covered loans	$8,487,458	$109,275	5.22%	$8,628,344	$107,249	4.99%	$8,908,562	$112,185	5.00%
Mortgage-backed securities	3,070,002	18,144	2.40	3,024,821	16,995	2.25	2,965,534	17,079	2.28
Cash & Investments	1,688,076	4,813	1.16	1,543,556	4,625	1.20	1,429,487	5,509	1.53
FHLB & FRB Stock	154,342	399	1.05	134,692	430	1.28	106,849	566	2.10

Total interest-earning assets	13,399,878	132,630	4.01%	13,331,414	129,300	3.89%	13,410,432	135,339	4.00%
Other assets	1,150,996			1,124,750			1,114,484

Total assets	$14,550,874			$14,456,164			$14,524,916

Liabilities and Equity
Customer accounts	10,659,570	12,574	0.48%	10,635,364	12,485	0.47%	10,650,672	12,550	0.47%
FHLB advances	1,830,000	16,176	3.58	1,820,110	16,250	3.58	1,824,565	15,936	3.47
Other borrowings	—	—	—	—	—	—	—	—	—

Total interest-bearing liabilities	12,489,570	28,750	0.93%	12,455,474	28,735	0.93%	12,475,237	28,486	0.91%
Other liabilities	114,628			46,980			100,023

Total liabilities	12,604,198			12,502,454			12,575,260
Stockholders’ equity	1,946,676			1,953,710			1,949,656

Total liabilities and equity	$14,550,874			$14,456,164			$14,524,916

Net interest income		$103,881			$100,565			$106,853

Net interest margin			3.10%			3.02%			3.19%

(Annualized net interest income divided by average interest-earning assets)

Washington Federal, Inc.
Fact Sheet
September 30, 2015
Delinquency Summary (excludes covered loans)
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

September 30, 2015
Single-Family Residential	27,768	204	$5,666,725	95	42	182	319	1.15%	$64,908	1.15%
Construction - Speculative	618	211	130,121	—	—	—	—	—%	—	—%
Construction - Custom	812	253	205,692	4	1	2	7	0.86%	1,524	0.74%
Land - Acquisition & Development	141	546	76,944	2	—	2	4	2.84%	924	1.20%
Land - Consumer Lot Loans	1,259	85	106,752	10	4	11	25	1.99%	2,578	2.41%
Multi-Family	994	1,077	1,070,874	1	1	4	6	0.60%	2,371	0.22%
Commercial Real Estate	1,005	1,015	1,019,625	3	—	3	6	0.60%	1,700	0.17%
Commercial & Industrial	1,175	560	657,490	3	1	2	6	0.51%	943	0.14%
HELOC	2,175	64	139,682	8	1	6	15	0.69%	982	0.70%
Consumer	5,076	39	197,481	85	35	40	160	3.15%	1,836	0.93%
	41,023	226	$9,271,386	211	85	252	548	1.34%	$77,766	0.84%

June 30, 2015
Single-Family Residential	28,055	198	$5,566,121	90	39	234	363	1.29%	$73,236	1.32%
Construction - Speculative	608	194	117,711	—	—	1	1	0.16%	—	—%
Construction - Custom	765	268	204,914	1	1	1	3	0.39%	774	0.38%
Land - Acquisition & Development	138	549	75,726	2	—	2	4	2.90%	1,498	1.98%
Land - Consumer Lot Loans	1,250	84	105,403	6	3	17	26	2.08%	2,852	2.71%
Multi-Family	1,000	1,017	1,017,437	—	1	2	3	0.30%	1,041	0.10%
Commercial Real Estate	978	890	870,691	3	1	8	12	1.23%	3,196	0.37%
Commercial & Industrial	1,173	437	512,966	3	—	3	6	0.51%	930	0.18%
HELOC	2,151	64	137,837	8	3	8	19	0.88%	1,792	1.30%
Consumer	5,432	38	208,956	103	34	36	173	3.18%	1,097	0.53%
	41,550	212	$8,817,761	216	82	312	610	1.47%	$86,416	0.98%

March 31, 2015
Single-Family Residential	28,365	195	$5,543,851	92	41	243	376	1.33%	$78,895	1.42%
Construction - Speculative	577	183	105,568	23	—	2	25	4.33%	2,525	2.39%
Construction - Custom	766	263	201,777	2	2	—	4	0.52%	1,169	0.58%
Land - Acquisition & Development	144	654	94,179	—	—	2	2	1.39%	868	0.92%
Land - Consumer Lot Loans	1,271	82	104,477	6	4	20	30	2.36%	3,621	3.47%
Multi-Family	994	951	944,937	1	—	3	4	0.40%	947	0.10%
Commercial Real Estate	983	830	815,978	3	4	9	16	1.63%	10,670	1.31%
Commercial & Industrial	1,140	416	474,090	1	—	4	5	0.44%	2,994	0.63%
HELOC	2,084	65	136,439	7	3	9	19	0.91%	1,393	1.02%
Consumer	5,921	37	221,525	111	33	42	186	3.14%	1,064	0.48%
	42,245	205	$8,642,822	246	87	334	667	1.58%	$104,145	1.20%